EXHIBIT 32.2

                   CERTIFICATION OF CHIEF FINANCIAL OFFICER
                    OF AMBER RESOURCES COMPANY OF COLORADO
                       PURSUANT TO 18 U.S.C. SECTION 1350


     I certify that, to the best of my knowledge, the Annual Report on Form 10-K of Amber Resources Company of Colorado for the period ending June 30, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Delta Petroleum Corporation.






/s/ Kevin K. Nanke
Kevin K. Nanke
Chief Financial Officer

September 29, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Delta Petroleum Corporation and will be retained by Delta Petroleum Corporation and furnished to the Securities and Exchange Commission upon request.